UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2007

ATHEROGENICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	0-31261	58-2108232
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

8995 Westside Parkway
Alpharetta, GA  30004
(Address of principal executive offices)

Registrant's telephone number, including area code (678) 336-2500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On June 19, 2007 and June 20, 2007, AtheroGenics, Inc. (the “Company”) agreed with certain existing holders (the “Holders”) of its Convertible Notes due 2008 (the “Outstanding Notes”) to exchange $38,000,000 in aggregate principal amount of Outstanding Notes beneficially owned by the Holders for $60,410,000 of  4½%  Convertible Notes due 2011 (the “New Notes”).  The Company currently expects to issue the New Notes not more than two business days following the later of (i) the date on which the Form T-3 relating to the indenture under which the New Notes will be issued (the “Indenture”) is declared effective by the Securities and Exchange Commission and (ii) the date on which the Holders have delivered their Outstanding Notes for exchange.

As the New Notes are to be exchanged by the Company with certain existing noteholders exclusively and solely for Outstanding Notes, the transaction will be exempt from registration under the Securities Act of 1933, as amended, pursuant to the provisions of Section 3(a)(9) thereof. No sales of securities of the same class as the New Notes have been or are to be made by the Company by or through an underwriter at or about the same time as the exchange for which the exemption is claimed. No consideration has been, or is to be, given, directly or indirectly, to any person in connection with the transaction, except for payments by the Company of the fees and expenses of its legal advisors and the trustee under the Indenture under which the New Notes will be issued. No Holder has made or will be requested to make any cash payment to the Company in connection with the exchange, and the Company will not receive any proceeds from the issuance of the New Notes.

The terms of the New Notes are substantially similar to the Outstanding Notes, except that the New Notes will mature in March 2011 as opposed to September 2008.  Like the Outstanding Notes, the New Notes are convertible into shares of the Company’s common stock (“Shares”) at any time prior to the close of business on the final maturity date, subject to the Company’s right to redeem the New Notes prior to their maturity.  The initial conversion rate for the New Notes is 65.1890 Shares per $1,000 principal amount of New Notes.  The conversion rate is subject to adjustment in the event of certain transactions, including the payment of stock dividends, subdivision or combination of the Shares, extraordinary distributions to holders of the Shares and certain tender offers for the Company’s Shares.  The conversion rate may also be increased at the discretion of the Company’s board of directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATHEROGENICS, INC.

Date: June 25, 2007	By: /s/MARK P. COLONNESE
Mark P. Colonnese
Executive Vice President, Commercial Operations
and Chief Financial Officer